                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ DAVID A. BIRD
------------------------------------
David A. Bird
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ MICHAEL B. BOYLE
------------------------------------
Michael B. Boyle
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ DON CIVGIN
------------------------------------
Don Civgin
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ MATTHEW S. EASLEY
--------------------------
Matthew S. Easley
Director and Vice
President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ JUDITH P. GREFFIN
------------------------------------
Judith P. Greffin
Director, Senior Vice President and
Chief Investment Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ MARK A. LANEVE
--------------------------
Mark A. LaNeve
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Matthew E. Winter and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ SUSAN L. LEES
------------------------------------
Susan L. Lees
Director, Senior Vice President,
General Counsel and Secretary

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ SAMUEL H. PILCH
------------------------------------
Samuel H. Pilch
Director, Group Vice President and
Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ JOHN C. PINTOZZI
------------------------------------
John C. Pintozzi
Director, Senior Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ THOMAS J. WILSON
------------------------------------
Thomas J. Wilson
Director and Chairman of the Board

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934,
333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2010

/s/ MATTHEW E. WINTER
--------------------------
Matthew E. Winter
Director, President and
Chief Executive Officer